Exhibit 99.2

Management Presentation Legacy MDC Partners Standalone Second Quarter 2021 Results August 4, 2021

2 This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the novel coronavirus pandemic (“COVID - 19 ”) ; • the effects of the outbreak of COVID - 19 , including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties ; • an inability to realize expected benefits of the redomiciliation of the Company from the federal jurisdiction of Canada to the State of Delaware (the “Redomiciliation”) and the subsequent combination of the Company’s business with the business of the subsidiaries of Stagwell Media LP (“Stagwell”) that own and operate a portfolio of marketing services companies (the “Business Combination” and, together with the Redomiciliation, the “Transactions”) or the occurrence of difficulties in connection with the Transactions ; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs ; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions ; • the impact of uncertainty associated with the Transactions on the Company’s businesses ; • direct or indirect costs associated with the Transactions, which could be greater than expected ; • risks associated with severe effects of international, national and regional economic conditions ; • the risk of parties challenging the Transactions or the impact of the Transactions on the Company’s debt arrangements ; • the Company’s ability to attract new clients and retain existing clients; • reduction in client spending and changes in client advertising, marketing and corporate communications requirements ; FORWARD LOOKING STATEMENTS & OTHER INFORMATION

3 • financial failure of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to achieve the full amount of its stated cost saving initiatives ; • the Company’s implementation of strategic initiatives ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities ; and • foreign currency fluctuations . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's Annual Report on Form 10 - K and in the Company’s other SEC filings . FORWARD LOOKING STATEMENTS & OTHER INFORMATION (Cont.)

4 SUMMARY • Organic revenue increased 31 . 3 % in the second quarter and 10 . 0 % YTD . • Net income attributable to MDC Partners common shareholders of $ 1 . 7 million in the second quarter of 2021 versus net loss of $ 4 . 1 million in the prior year period ; and net income of $ 2 . 6 million in the six months ended June 30 , 2021 versus net loss of $ 6 . 5 million in the prior year period • Adjusted EBITDA of $ 60 . 3 million versus $ 36 . 2 million in the prior year period, an increase of 66 . 7% ; and $ 112 . 2 million for six months ended June 30 , 2021 versus $ 75 . 7 million in the prior year period, an increase of 48 . 2% • Net revenue of $ 298 . 4 million in the second quarter versus $ 231 . 9 million in the prior year period, an increase of 28 . 7% ; and $ 569 . 1 million in the six months ended June 30 , 2021 versus $ 506 . 4 million in the prior year period, an increase of 12 . 4% • Net new business wins of $ 56 . 9 million in the second quarter and $ 128 . 5 million over the last twelve months • Covenant EBITDA (LTM) of $ 220 . 1 million, up from $ 193 . 3 million in the second quarter of 2020 Note: See appendix for definitions of Non - GAAP Financial Measures

5 ----- DRAFT ----- • Revenue of $ 345 . 6 million versus $ 259 . 7 million in the prior year period, an increase of 33 . 1% • Organic revenue increased by 31 . 3 % versus the prior year period . • Organic revenue was favorably impacted by 446 basis points from billable pass - through costs • Net revenue of $ 298 . 4 million in the first quarter versus $ 231 . 9 million in the prior year period, an increase of 28 . 7% • Organic net revenue increased 26 . 9 % versus the prior year period • Net income attributable to MDC Partners common shareholders of $ 1 . 7 million in the second quarter of 2021 versus net loss of $ 4 . 1 million in the prior year period • Adjusted EBITDA of $ 60 . 3 million versus $ 36 . 2 million in the prior year period, an increase of 66 . 7% • Adjusted EBITDA Margin was 17 . 4 % vs . 13 . 9 % in prior year period, an increase of 350 basis points • Covenant EBITDA (LTM) of $ 220 . 1 million, up from $ 193 . 3 million in the second quarter of 2020 • Net new business wins of $ 56 . 9 million in the second quarter versus $ 20 . 5 million a year ago and totaled $ 128 . 5 million over the last twelve months • Leverage of 4 . 1 x, improved from 4 . 6 x a year ago and in line with the first quarter of 2021 SECOND QUARTER 2021 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of Non - GAAP Financial Measures

6 ----- DRAFT ----- • Revenue of $ 653 . 2 million versus $ 587 . 4 million in the prior year period • Organic revenue increased by 10 . 0 % versus the prior year period . Organic revenue was unfavorably impacted by 118 basis points from billable pass through costs • Adjusted EBITDA was $ 112 . 2 million versus $ 75 . 7 million in the prior year period, an increase of 48 . 2% • Adjusted EBITDA Margin was 17 . 2 % vs . 12 . 9 % in prior year, an increase of 430 basis points • Net new business wins of $ 67 . 1 million SIX MONTHS 2021 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of Non - GAAP Financial Measures

7 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended June 30, Six Months Ended June 30, 2021 2020 % Change 2021 2020 % Change Revenue $ 345.6 $ 259.7 33.1% $ 653.2 $ 587.4 11.2 % Operating Expenses Cost of services sold 224.4 165.6 35.5% 411.3 388.3 5.9 % Office and general expenses 80.5 66.2 21.7% 164.5 132.6 24.1 % Depreciation and amortization 8.0 8.9 (10.0) % 16.2 18.1 (10.6) % Impairment and other losses — 18.8 (100.0) % 0.9 19.0 (95.4) % Operating income 32.6 0.1 NM % 60.3 29.4 NM % Interest expense and finance charges, net (19.5) (15.9) (38.6) (31.6) Foreign exchange gain (loss) 1.9 5.3 4.0 (9.4) Other, net 0.8 5.9 1.5 22.2 Income tax expense (benefit) 1.4 (7.9) 2.7 5.6 Equity in losses of non - consolidated affiliates (0.2) (0.8) (0.6) (0.8) Net income 14.3 2.5 23.8 4.3 Net income attributable to the noncontrolling interest (8.2) (3.1) (12.7) (3.9) Accretion on and net income allocated to convertible preference shares (4.5) (3.5) (8.5) (6.9) Net income (loss) attributable to MDC Partners Inc. common shareholders $ 1.7 $ (4.1) $ 2.6 $ (6.5) Note: See appendix for definitions of Non - GAAP Financial Measures Note: Actuals may not foot due to rounding

8 Organic revenue increased 31.3% in the second quarter of 2021 versus the prior year period. Organic revenue increased by 10.0 % f or the first six months of 2021 versus the prior year period. REVENUE SUMMARY (US$ in millions, except percentages) Three Months Ended Six Months Ended Revenue $ % Change Revenue $ % Change June 30, 2020 $ 259.7 $ 587.4 Organic revenue 81.3 31.3% 58.7 10.0 % Non - GAAP acquisitions (dispositions), net — — % (2.1) (0.4) % Foreign exchange impact 4.6 1.8% 9.2 1.6 % Total Change 85.9 33.1% 65.8 11.2 % June 30, 2021 $ 345.6 $ 653.2 Note: Actuals may not foot due to rounding

# REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

| | 2020 | | | | | | | | | 2021 | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q2 | | | Q3 | | | Q4 | | | Q1 | | | Q2 | | |
| | Total Revenue | Total Growth | Organic Revenue Growth (Decline) | Total Revenue | Total Growth | Organic Revenue Growth (Decline) | Total Revenue | Total Growth | Organic Revenue Growth (Decline) | Total Revenue | Total Growth | Organic Revenue Growth (Decline) | Total Revenue | Total Growth | Organic Revenue Growth (Decline) |
| United States | $ 210.3 | (26.1)% | (24.7)% | $ 228.3 | (16.0)% | (14.5)% | $ 256.5 | (13.6)% | (12.1)% | $ 242.6 | (8.3)% | (7.5)% | $ 277.5 | 31.9 % | 31.9 % |
| Canada | 16.6 | (32.4)% | (28.9)% | 20.3 | (21.6)% | (20.9)% | 26.8 | (17.0)% | (18.4)% | 22.7 | 24.1 % | 17.5 % | 23.0 | 38.4 % | 28.3 % |
| *North America* | 227.0 | (26.6)% | (25.0)% | 248.6 | (16.5)% | (15.0)% | 283.2 | (13.9)% | (12.7)% | 265.2 | (6.2)% | (5.9)% | 300.5 | 32.4 % | 31.7 % |
| Other | 32.7 | (38.1)% | (34.2)% | 34.9 | (23.1)% | (25.4)% | 44.9 | (15.3)% | (19.8)% | 42.4 | (5.7)% | (13.2)% | 45.1 | 37.7 % | 28.8 % |
| **Total** | **$ 259.7** | **(28.3)%** | **(26.4)%** | **$ 283.4** | **(17.3)%** | **(16.4)%** | **$ 328.2** | **(14.1)%** | **(13.7)%** | **$ 307.6** | **(6.2)%** | **(6.9)%** | **$ 345.6** | **33.1 %** | **31.3 %** |
| Integrated Networks - Group A | $ 82.7 | (19.9)% | (19.2)% | $ 87.1 | (12.3)% | (12.7)% | $ 119.2 | 2.9 % | 2.3 % | $ 102.4 | 13.0 % | 11.8 % | $ 118.0 | 42.6 % | 41.1 % |
| Integrated Networks - Group B | 93.4 | (30.0)% | (29.0)% | 112.2 | (13.1)% | (12.8)% | 112.3 | (17.5)% | (17.7)% | 111.2 | (5.6)% | (6.3)% | 123.5 | 32.2 % | 31.0 % |
| Media & Data Network | 28.6 | (27.6)% | (26.7)% | 33.6 | (7.3)% | (7.3)% | 35.8 | (15.7)% | (16.1)% | 36.8 | (10.4)% | (12.2)% | 37.5 | 31.4 % | 29.2 % |
| All Other | 55.0 | (36.1)% | (30.7)% | 50.6 | (35.4)% | (31.2)% | 60.8 | (30.6)% | (27.3)% | 57.3 | (26.9)% | (26.6)% | 66.6 | 21.1 % | 18.3 % |
| **Total** | **$ 259.7** | **(28.3)%** | **(26.4)%** | **$ 283.4** | **(17.3)%** | **(16.4)%** | **$ 328.2** | **(14.1)%** | **(13.7)%** | **$ 307.6** | **(6.2)%** | **(6.9)%** | **$ 345.6** | **33.1 %** | **31.3 %** |

Note: Actuals may not foot due to rounding

9

10 REVENUE BY GEOGRAPHY AND SEGMENT Note : Actuals may not foot due to rounding (US$ in millions, except percentages) Six Months Ended June 30, 2020 2021 Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $ 474.9 (13.3)% (12.2)% $ 520.1 9.5% 10.0 % Canada 34.9 (25.7)% (16.0)% 45.6 30.9% 22.7 % North America 509.8 (14.3)% (12.5)% 565.8 11.0% 10.8 % Other 77.7 (19.4)% (15.4)% 87.4 12.6% 4.5 % Total $ 587.4 (15.0)% (12.9)% $ 653.2 11.2% 10.0 % Integrated Networks - Group A $ 173.4 (2.1)% (1.5)% $ 220.4 27.1% 25.8 % Integrated Networks - Group B 211.1 (20.8)% (20.0)% 234.6 11.1% 10.2 % Media & Data Network 69.6 (15.8)% (15.1)% 74.3 6.7% 4.8 % All Other 133.3 (19.0)% (12.5)% 123.9 (7.1)% (8.1)% Total $ 587.4 (15.0)% (12.9)% $ 653.2 11.2% 10.0%

11 Top 10 clients increased to 24% of revenue versus 22% a year ago (largest <4.9%) REVENUE BY CLIENT INDUSTRY Q2 2021 QTD Q2 2021 YTD Above 10% Food & Beverage, Consumer Products, Communications, Technology, Healthcare, Financials, Transportation/Lodging, Other Food & Beverage, Consumer Products, Technology, Healthcare, Financials, Other 0% to 10% Retail and Automotive N/A Below 0% N/A Retail, Communications, Automotive, Transportation and Travel/Lodging Year - over - Year Growth by Category Q2 2021 Mix

12 ADJUSTED EBITDA 1 Adjusted EBITDA is a non - GAAP financial measure. See appendix for the definition Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) % Change 2020 2021 Q2 2021 vs. Q2 2020 Q2 Q3 Q4 Q1 Q2 Integrated Networks - Group A $ 17.2 $ 21.0 $ 25.3 $ 22.5 $ 27.3 58.4 % Integrated Networks - Group B 16.4 29.6 21.2 25.9 26.5 62.0 % Media & Data Network 0.9 3.0 4.0 5.1 6.9 NM % All Other 6.9 7.1 6.8 6.0 8.2 19.6 % Corporate (5.2) (6.7) (9.7) (7.5) (8.6) 65.9 % Adjusted EBITDA (1) $ 36.2 $ 54.1 $ 47.5 $ 51.9 $ 60.3 66.7 % Adjusted EBITDA margin 13.9% 19.1% 14.5% 16.9% 17.4%

13 ADJUSTED EBITDA (1) Adjusted EBITDA is a non - GAAP financial measure. See appendix for the definition. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Six Months Ended June 30, 2021 2020 % Change Integrated Networks - Group A $ 49.7 $ 33.5 48.4 % Integrated Networks - Group B 52.4 33.5 56.3 % Media & Data Network 12.0 2.7 NM % All Other 14.3 16.8 (15.0) % Corporate (16.2) (10.8) 50.0 % Adjusted EBITDA (1) $ 112.2 $ 75.7 48.2 % Adjusted EBITDA margin 17.2% 12.9%

# COVENANT EBITDA

| (US$ in millions) | 2020 Q2 | 2020 Q3 | 2020 Q4 | 2021 Q1 | 2021 Q2 | Covenant EBITDA (LTM) [1] Q1-2021-LTM | Covenant EBITDA (LTM) [1] Q2-2021-LTM |
|---|---|---|---|---|---|---|---|
| Net income (loss) attributable to MDC Partners Inc. common shareholders | $ (4.1) | $ 0.4 | $ (237.1) | $ 0.9 | $ 1.7 | $ (239.9) | $ (234.2) |
| Adjustments to reconcile to operating income (loss): | | | | | | | |
| Accretion on and net income allocated to convertible preference shares | 3.5 | 3.7 | 3.7 | 4.1 | 4.5 | 15.0 | 15.9 |
| Net income attributable to the noncontrolling interest | 3.1 | 10.7 | 7.2 | 4.5 | 8.2 | 25.5 | 30.6 |
| Equity in losses of non-consolidated affiliates | 0.8 | — | 1.4 | 0.5 | 0.2 | 2.7 | 2.1 |
| Income tax expense (benefit) | (7.9) | 1.5 | 109.5 | 1.3 | 1.4 | 104.4 | 113.7 |
| Interest expense and finance charges, net | 15.9 | 15.3 | 15.3 | 19.1 | 19.5 | 65.6 | 69.2 |
| Foreign exchange gain | (5.3) | (2.2) | (6.3) | (2.1) | (1.9) | (15.9) | (12.4) |
| Other, net | (5.9) | (0.5) | 2.2 | (0.6) | (0.8) | (4.8) | 0.3 |
| Operating income (loss) | $ 0.1 | $ 28.9 | $ (104.1) | $ 27.7 | $ 32.6 | $ (47.4) | $ (14.9) |
| Adjustments to reconcile to Adjusted EBITDA: | | | | | | | |
| Depreciation and amortization | $ 8.9 | $ 9.3 | $ 9.5 | $ 8.2 | $ 8.0 | $ 35.9 | $ 35.0 |
| Impairment and other losses | 18.8 | 0.2 | 77.2 | 0.9 | — | 97.1 | 78.3 |
| Stock-based compensation | 1.0 | 6.5 | 3.6 | (2.0) | 6.9 | 9.1 | 15.0 |
| Deferred acquisition consideration | 2.3 | 2.8 | 41.7 | 11.7 | 5.6 | 58.5 | 61.8 |
| Distributions from non-consolidated affiliates | 1.1 | 0.2 | 0.9 | — | 0.5 | 2.2 | 1.6 |
| Other items, net [2] | 3.9 | 6.2 | 18.7 | 5.5 | 6.6 | 34.3 | 37.0 |
| Adjusted EBITDA | $ 36.2 | $ 54.1 | $ 47.5 | $ 51.9 | $ 60.3 | $ 189.7 | $ 213.8 |
| Adjustments to reconcile to Covenant EBITDA: | | | | | | | |
| Severance due to eliminated positions | 5.2 | 2.3 | 2.0 | 0.5 | 0.7 | 10.1 | 5.6 |
| Other adjustments, net [3] | 0.2 | 0.1 | 0.6 | 0.1 | — | 1.0 | 0.7 |
| | $ 41.6 | $ 56.5 | $ 50.1 | $ 52.5 | $ 61.0 | $ 200.7 | $ 220.1 |

[1] Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other adjustments, as defined in the Company's Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be re-casted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period. See "Non-GAAP Financial Measures" herein.

[2] Other items, net includes items such as merger related costs, severance expense, other restructuring expenses and costs associated with the Company's strategic review process.

[3] Other adjustments, net primarily includes one-time professional fees and costs associated with real estate consolidation. Note: Actuals may not foot due to rounding.

14

15 SUMMARY OF CASH FLOW (US$ in millions) Six Months Ended June 30, 2021 2020 Net cash provided by (used in) operating activities $ 10.4 $ (33.7) Net cash provided by (used in) investing activities (9.6) 14.6 Net cash provided by (used in) financing activities 46.9 (1.4) Effect of exchange rate changes on cash and cash equivalents (0.2) (1.0) Net increase in cash and cash equivalents 47.5 (21.5) Cash and cash equivalents at beginning of period 60.8 106.9 Cash and cash equivalents at end of period $ 108.3 $ 85.5 Supplemental disclosures: Cash income taxes paid $ 7.9 $ 2.6 Cash interest paid $ 32.8 $ 28.7 Note: Actuals may not foot due to rounding.

16 2021 FINANCIAL OUTLOOK 2021 financial guidance is as follows : • Revenue for 2021 , on a pro forma basis giving effect to the combination as if it was completed on January 1 , 2021 , is estimated to be $ 2 . 135 to $ 2 . 180 billion, including an estimated $ 762 million for MDC for the seven - month period ending July 31 , 2021 . • Adjusted EBITDA for 2021 , on a pro forma basis giving effect to the combination as if it was completed on January 1 , 2021 , is estimated to be $ 342 to $ 357 million, including an estimated $ 128 million for MDC for the seven - month period ending July 31 , 2021 . • Guidance assumes no impact from foreign exchange or acquisitions or dispositions . * Stagwell has excluded a quantitative reconciliation with respect to the Company’s 2021 guidance under the “unreasonable eff ort s” exception in Item 10(e)(1)(i)(B) of Regulation S - K See "Non - GAAP Financial Measures" below for additional information. 2021 Outlook Commentary*

17 APPENDIX

# REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

| | 2020 Q1 | 2020 Q2 | 2020 Q3 | 2020 Q4 | 2020 YTD | 2021 Q1 | 2021 Q2 | 2021 YTD |
|---|---|---|---|---|---|---|---|---|
| **Revenue** | | | | | | | | |
| United States | $ 264,561 | $ 210,342 | $ 228,256 | $ 256,477 | $ 959,636 | $ 242,580 | $ 277,542 | $ 520,122 |
| Canada | 18,256 | 16,609 | 20,299 | 26,766 | 81,930 | 22,650 | 22,992 | 45,642 |
| *North America* | 282,817 | 226,951 | 248,555 | 283,243 | 1,041,566 | 265,230 | 300,534 | 565,764 |
| Other | 44,925 | 32,726 | 34,869 | 44,925 | 157,445 | 42,355 | 45,071 | 87,426 |
| **Total** | $ 327,742 | $ 259,677 | $ 283,424 | $ 328,168 | $ 1,199,011 | $ 307,585 | $ 345,605 | $ 653,190 |
| **% of Revenue** | | | | | | | | |
| United States | 80.7 % | 81.0 % | 80.5 % | 78.2 % | 80.1 % | 78.9 % | 80.3 % | 79.6 % |
| Canada | 5.6 % | 6.4 % | 7.2 % | 8.2 % | 6.8 % | 7.4 % | 6.7 % | 7.0 % |
| *North America* | 86.3 % | 87.4 % | 87.7 % | 86.4 % | 86.9 % | 86.3 % | 87.0 % | 86.6 % |
| Other | 13.7 % | 12.6 % | 12.3 % | 13.6 % | 13.1 % | 13.7 % | 13.0 % | 13.4 % |
| **Total** | 100.0 % | 100.0 % | 100.0 % | 100.0 % | 100.0 % | 100.0 % | 100.0 % | 100.0 % |
| **Total Growth %** | | | | | | | | |
| United States | 0.6 % | (26.1)% | (16.0)% | (13.6)% | (14.0)% | (8.3)% | 31.9 % | 9.5 % |
| Canada | (18.4)% | (32.4)% | (21.6)% | (17.0)% | (22.0)% | 24.1 % | 38.4 % | 30.9 % |
| *North America* | (0.9)% | (26.6)% | (16.5)% | (13.9)% | (14.7)% | (6.2)% | 32.4 % | 11.0 % |
| Other | 3.5 % | (38.1)% | (23.1)% | (15.3)% | (19.1)% | (5.7)% | 37.7 % | 12.6 % |
| **Total** | (0.3)% | (28.3)% | (17.3)% | (14.1)% | 15.3 % | (6.2)% | 33.1 % | 11.2 % |
| **Organic Revenue Growth (Decline) %** | | | | | | | | |
| United States | 1.3 % | (24.7)% | (14.5)% | (12.1)% | (12.7)% | (7.5)% | 31.9 % | 10.0 % |
| Canada | (1.7)% | (28.9)% | (20.9)% | (18.4)% | (17.9)% | 17.5 % | 28.3 % | 22.7 % |
| *North America* | 1.1 % | (25.0)% | (15.0)% | (12.7)% | (13.2)% | (5.9)% | 31.7 % | 10.8 % |
| Other | 7.6 % | (34.2)% | (25.4)% | (19.8)% | (18.9)% | (13.2)% | 28.8 % | 4.5 % |
| **Total** | 2.0 % | (26.4)% | (16.4)% | (13.7)% | (13.9)% | (6.9)% | 31.3 % | 10.0 % |
| **Growth % from Foreign Exchange** | | | | | | | | |
| United States | 0.0 % | (0.0)% | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % |
| Canada | (0.1)% | (3.4)% | (0.7)% | 1.4 % | (0.6)% | 6.5 % | 10.1 % | 8.2 % |
| *North America* | — % | (0.3)% | (0.1)% | 0.1 % | — % | 0.4 % | 0.7 % | 0.6 % |
| Other | (4.1)% | (3.9)% | 2.3 % | 4.5 % | (0.2)% | 7.5 % | 8.9 % | 8.1 % |
| **Total** | (0.5)% | (0.8)% | 0.3 % | 0.7 % | (0.1)% | 1.4 % | 1.8 % | 1.6 % |
| **Growth % from Acquisitions (Dispositions), net** | | | | | | | | |
| United States | (0.8)% | (1.4)% | (1.5)% | (1.5)% | (1.3)% | (0.8)% | 0.0 % | (0.4)% |
| Canada | (16.6)% | 0.0 % | 0.0 % | 0.0 % | (3.5)% | 0.0 % | 0.0 % | 0.0 % |
| *North America* | (2.0)% | (1.3)% | (1.4)% | (1.4)% | (1.5)% | (0.7)% | 0.0 % | (0.4)% |
| Other | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % | 0.0 % |
| **Total** | (1.7)% | (1.1)% | (1.2)% | (1.2)% | (1.3)% | (0.6)% | — % | (0.4)% |

Note: See appendix for definitions of Non-GAAP Financial Measures
Note: Actuals may not foot due to rounding

18

# ADJUSTED EBITDA TRENDING SCHEDULE

(US$ in thousands)

| | 2020 | | | | | 2021 | | |
|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | YTD | Q1 | Q2 | YTD |
| **PARTNER FIRMS** | | | | | | | | |
| Revenue: | $ 327,742 | $ 259,677 | $ 283,424 | $ 328,168 | $ 1,199,011 | $ 307,585 | $ 345,605 | $ 653,190 |
| Operating income (loss) | 37,665 | 11,921 | 43,651 | (75,106) | 18,131 | 39,409 | 46,687 | 86,096 |
| Depreciation and amortization | 8,974 | 8,662 | 9,133 | 8,755 | 35,524 | 6,960 | 6,820 | 13,780 |
| Impairment and other losses | 161 | 17,711 | 159 | 77,240 | 95,271 | 875 | — | 875 |
| Stock-based compensation | 2,928 | 763 | 5,038 | 2,468 | 11,197 | (2,593) | 6,384 | 3,791 |
| Deferred acquisition consideration | (4,600) | 2,312 | 2,803 | 41,672 | 42,187 | 11,685 | 5,612 | 17,297 |
| Other items, net | — | — | — | 2,240 | 2,240 | 3,118 | 3,417 | 6,535 |
| **Adjusted EBITDA [1]** | **$ 45,128** | **$ 41,369** | **$ 60,784** | **$ 57,269** | **$ 204,550** | **$ 59,454** | **$ 68,920** | **$ 128,374** |
| **CORPORATE GROUP** | | | | | | | | |
| Revenue: | | $ — | $ — | $ — | $ — | $ — | $ — | $ — |
| Operating loss | (8,338) | (11,823) | (14,762) | (28,967) | (63,890) | (11,742) | (14,044) | (25,786) |
| Depreciation and amortization | 232 | 236 | 199 | 713 | 1,380 | 1,216 | 1,185 | 2,401 |
| Impairment and other losses | — | 1,129 | — | — | 1,129 | — | — | — |
| Stock-based compensation | 142 | 276 | 1,421 | 1,143 | 2,982 | 630 | 554 | 1,184 |
| Distributions from non-consolidated affiliates | (14) | 1,079 | 208 | 902 | 2,175 | 9 | 463 | 472 |
| Other items, net | 2,416 | 3,895 | 6,208 | 16,485 | 29,004 | 2,367 | 3,202 | 5,569 |
| **Adjusted EBITDA [1]** | **$ (5,562)** | **$ (5,208)** | **$ (6,726)** | **$ (9,724)** | **$ (27,220)** | **$ (7,520)** | **$ (8,640)** | **$ (16,160)** |
| **TOTAL** | | | | | | | | |
| Revenue: | $ 327,742 | $ 259,677 | $ 283,424 | $ 328,168 | $ 1,199,011 | $ 307,585 | $ 345,605 | $ 653,190 |
| Operating income (loss) | 29,327 | 98 | 28,889 | (104,073) | (45,759) | 27,667 | 32,643 | 60,310 |
| Depreciation and amortization | 9,206 | 8,898 | 9,332 | 9,468 | 36,904 | 8,176 | 8,005 | 16,181 |
| Impairment and other losses | 161 | 18,840 | 159 | 77,240 | 96,400 | 875 | — | 875 |
| Stock-based compensation | 3,070 | 1,039 | 6,459 | 3,611 | 14,179 | (1,963) | 6,938 | 4,975 |
| Deferred acquisition consideration | (4,600) | 2,312 | 2,803 | 41,672 | 42,187 | 11,685 | 5,612 | 17,297 |
| Distributions from non-consolidated affiliates | (14) | 1,079 | 208 | 902 | 2,175 | 9 | 463 | 472 |
| Other items, net | 2,416 | 3,895 | 6,208 | 18,725 | 31,244 | 5,485 | 6,619 | 12,104 |
| **Adjusted EBITDA [1]** | **$ 39,566** | **$ 36,161** | **$ 54,058** | **$ 47,545** | **$ 177,330** | **$ 51,934** | **$ 60,280** | **$ 112,214** |

[1] Adjusted EBITDA is a non-GAAP financial measure. See appendix for the definition.
Note: Actuals may not foot due to rounding

19

# RECONCILIATIONS

(US$ in thousands)

| | 2020 | | | | | 2021 | | |
|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | YTD | Q1 | Q2 | YTD |
| **NON-GAAP DISPOSITIONS, NET** | | | | | | | | |
| Foreign exchange impact | $ (248) | $ — | $ — | $ — | $ (248) | $ — | $ — | $ — |
| Contribution to organic revenue [1] | (411) | — | — | — | (411) | — | — | — |
| Prior year revenue from dispositions [2] | (5,024) | (4,106) | (4,076) | (4,447) | (17,653) | (2,101) | — | (2,101) |
| **Non-GAAP dispositions, net** | **$ (5,683)** | **$ (4,106)** | **$ (4,076)** | **$ (4,447)** | **$ (18,312)** | **$ (2,101)** | **$ —** | **$ (2,101)** |
| **OTHER ITEMS, NET** | | | | | | | | |
| Severance and other restructuring expenses | $ 1,334 | $ 2,969 | $ 3,270 | $ 1,072 | $ 8,645 | $ 2,345 | $ 2,632 | $ 4,977 |
| Merger costs | 1,082 | 926 | 2,938 | 17,653 | 22,599 | 3,140 | 3,987 | 7,127 |
| **Total other items, net** | **$ 2,416** | **$ 3,895** | **$ 6,208** | **$ 18,725** | **$ 31,244** | **$ 5,485** | **$ 6,619** | **$ 12,104** |
| **CAPITAL EXPENDITURES, NET** | | | | | | | | |
| **Capital expenditures** | **$ (1,546)** | **$ (2,143)** | **$ (24,188)** | **$ (9,426)** | **$ (37,303)** | **$ (516)** | **$ (1,567)** | **$ (2,083)** |

Net revenue, primarily consisting of fees, commissions and performance incentives, represents the amount of our gross billings excluding billable expenses charged to a client. Net revenue of $298,368 (exclusive of billable expenses of $47,237) for the quarter ended June 30, 2021, increased from $231,911 (exclusive of billable expenses of $27,766) for the quarter ended June 30, 2020.

[1] Contributions to organic revenue represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

[2] Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding.

20

21 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) June 30, 2021 December 31, 2020 Commitment Under Facility $ 211.5 $ 211.5 Drawn 88.6 — Undrawn Letters of Credit 19.5 18.7 Undrawn Commitments Under Facility (1) $ 103.4 $ 192.8 Total Cash & Cash Equivalents 108.3 60.8 Liquidity $ 211.6 $ 253.6

22 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives measures of operating performance or liquidity . Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement . They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company . 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement . 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less cash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and letters of credit, less cash held in depository accounts, as defined in the Credit Agreement . Net Debt does not include Deferred Acquisition Consideration, and it does not include minority interest . 5 Based on borrowings as of June 30 , 2021 . Excludes letters of credit, and Deferred Acquisition Consideration . Note : Actuals may not foot due to rounding Current Debt Maturity Profile (5) $211.5 million Credit Facility Covenants (1) (US$ in millions) June 30, 2021 Covenants I. Total Senior Leverage Ratio 0.18 Maximum per covenant 2.00 II. Total Leverage Ratio 4.14 Maximum per covenant 5.50 III. Fixed Charges Ratio 2.44 Minimum per covenant 1.00 IV. Earnings before interest, taxes, depreciation and amortization (in millions) (2) $220.1 Minimum per covenant (in millions) $120.0 Debt Calculation Total Senior Leverage, net (3) $40.5 Net Debt (4) $910.7 Credit Facility 2024 Senior Notes

23 DEFINITION OF NON - GAAP FINANCIAL MEASURES In addition to its MDC Partners Inc reported results, Stagwell Inc . has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non - GAAP financial measures . " Management believes that such non - GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results . Such non - GAAP financial measures include the following : Organic Revenue : Organic Revenue : “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth . The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period . The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) “non - GAAP acquisitions (dispositions), net” . Non - GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre - acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such dispositions as if they had been disposed of during the equivalent period in the prior year . Net New Business : Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period . Adjusted EBITDA : Adjusted EBITDA is a non - GAAP financial measure that represents Net income (loss) attributable to MDC Partners Inc . common shareholders plus or minus non - operating items to operating income (loss) plus depreciation and amortization, stock - based compensation, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items, net which includes items such as merger related costs, severance expense and other restructuring expenses, including costs for leases that will either be terminated or sublet in connection with the centralization of our New York real estate portfolio . Covenant EBITDA : Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, permitted dispositions and other items, as defined in the Credit Agreement . We believe that the presentation of Covenant EBITDA is useful to investors as it eliminates the effect of certain non - cash and other items not necessarily indicative of a company’s underlying operating performance . In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement . Included in this earnings release are tables reconciling reported MDC Partners Inc . results to arrive at certain of these non - GAAP financial measures . Note: A reconciliation of non - GAAP to US GAAP reported results has been provided by the Company in the tables included herein.

MDC Partners One World Trade Center, Floor 65 New York, NY 10007 646 - 429 - 1800 www.stagwellglobal.com